                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]     Preliminary Proxy Statement         [ ]     Confidential, For Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))

[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 Galaxy Fund II
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

(1)      Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5)      Total fee paid:

--------------------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[ ]      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

--------------------------------------------------------------------------------
(2)      Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)      Filing Party:

--------------------------------------------------------------------------------
(4)      Date Filed:

--------------------------------------------------------------------------------

                                 GALAXY FUND II
                       GALAXY II LARGE COMPANY INDEX FUND
                       GALAXY II U.S. TREASURY INDEX FUND
                       GALAXY II SMALL COMPANY INDEX FUND
             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621


Dear Shareholder:

         The Galaxy II Large Company Index Fund, Galaxy II U.S. Treasury Index Fund and Galaxy II Small Company Index Fund (together, the "Galaxy II Funds") will hold a special meeting of shareholders on October 18, 2002, at 2:00 p.m. (Eastern Time). At this meeting, shareholders of the Galaxy II Funds will be asked to vote on the proposed acquisition of their respective funds by certain corresponding portfolios of Liberty Funds Trust V (the "Liberty Funds"). Columbia Management Group, Inc. ("Columbia"), the new parent company of the investment adviser to Galaxy Fund II and the Liberty Funds, is separately recommending other fund acquisitions as well. The specific details and reasons for the Galaxy II Funds' acquisitions are contained in the enclosed Proxy Statement. Please read it carefully.

         This special meeting will be held at Galaxy Fund II's offices located at One Financial Center, Boston, Massachusetts. While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience. Your fund has retained the services of PROXY ADVANTAGE, a division of PFPC Inc., to assist shareholders with the voting process. As we get closer to October 18th, shareholders who have not yet voted may receive a call from PROXY ADVANTAGE reminding them to exercise their right to vote.

         YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY PHONE, BY INTERNET OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

         If you have any questions regarding the enclosed Proxy Statement, please call PROXY ADVANTAGE at 1-866-619-0984.

         We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,



Dwight E. Vicks, Jr., Chairman of the Board of Trustees
Galaxy Fund II


August ___, 2002

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 18, 2002

                                 GALAXY FUND II
                       GALAXY II LARGE COMPANY INDEX FUND
                       GALAXY II U.S. TREASURY INDEX FUND
                       GALAXY II SMALL COMPANY INDEX FUND


         NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Galaxy II Large Company Index Fund, Galaxy II U.S. Treasury Index Fund and Galaxy II Small Company Index Fund (each a "Galaxy II Fund" and together, the "Galaxy II Funds") will be held at 2:00 p.m. Eastern Time on Friday, October 18, 2002, at the offices of Galaxy Fund II, One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

         1. To approve an Agreement and Plan of Reorganization providing for (1) the sale of all of the assets of each Galaxy II Fund to, and the assumption of all of the liabilities of each Galaxy II Fund by, corresponding investment portfolios of Liberty Funds Trust V (each a "Liberty Fund" and together, the "Liberty Funds") in exchange for shares of the corresponding Liberty Funds and the distribution of such shares to the shareholders of each of the Galaxy II Funds in complete liquidation of each of the Galaxy II Funds and (2) the deregistration of Galaxy Fund II as an investment company under the Investment Company Act of 1940, as amended, and Galaxy Fund II's termination as a Massachusetts business trust under Massachusetts law.

         2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

         Shareholders of record at the close of business on August 2, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                         By order of the Board of Trustees,



                                         W. Bruce McConnel, Secretary

August ___, 2002

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY INTERNET OR IN PERSON. SEE THE ENCLOSED PROXY INSERT FOR INSTRUCTIONS.

                                 PROXY STATEMENT
                                 AUGUST __, 2002

            ACQUISITION OF THE ASSETS AND LIABILITIES OF EACH OF THE
                       GALAXY II LARGE COMPANY INDEX FUND,
                     GALAXY II U.S. TREASURY INDEX FUND AND
                       GALAXY II SMALL COMPANY INDEX FUND
                               c/o Galaxy Fund II
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-345-6611

                      BY AND IN EXCHANGE FOR SHARES OF THE
                        LIBERTY LARGE COMPANY INDEX FUND,
                      LIBERTY U.S. TREASURY INDEX FUND AND
                        LIBERTY SMALL COMPANY INDEX FUND
                            c/o Liberty Funds Trust V
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-426-3750

                                TABLE OF CONTENTS

QUESTIONS AND ANSWERS..............................................................     3

PROPOSAL - Acquisition of the Galaxy II Large Company Index Fund, Galaxy II U.S.
Treasury Index Fund and Galaxy II Small Company Index Fund by the Liberty V Large
Company Index Fund, Liberty V U.S. Treasury Index Fund and Liberty V Small Company
Index Fund ........................................................................     5
      The Proposal ................................................................     5
      Information About the Acquisitions...........................................     5

GENERAL............................................................................     9
      Voting Information...........................................................     9

Appendix A - Agreement and Plan of Reorganization..................................   A-1

Appendix B - Fee Tables............................................................   B-1

Appendix C - Fund Information......................................................   C-1

         This Proxy Statement contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition (each an "Acquisition" and together the "Acquisitions") of three portfolios (each, a "Galaxy II Fund" and together the "Galaxy II Funds") of Galaxy Fund II by certain corresponding investment portfolios (each, a "Liberty Fund") of Liberty Funds Trust V ("Liberty V"). The Proposal in this Proxy Statement relates to the proposed acquisition of each Galaxy II Fund by its corresponding Liberty Fund. If the Agreement and Plan of Reorganization is approved by the shareholders of your Galaxy II fund and the related Acquisition occurs, you will become a shareholder of a corresponding Liberty Fund. Your Galaxy II fund will transfer all of the assets and liabilities attributable to its shares to the corresponding Liberty Fund in exchange for shares of such Liberty fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After the exchange, shares received by each Galaxy II Fund will be distributed pro rata to such Galaxy II Fund's shareholders. The Galaxy II Funds and Liberty Funds are registered, open-end management investment companies (mutual funds). Please read this Proxy Statement and keep it for future reference.

         A Special Meeting of Shareholders of each Galaxy II Fund (the "Meeting") to consider the Proposal will be held at [2:00] p.m. Eastern Time on October 18, 2002, at the offices of Galaxy Fund II ("Galaxy II"), One Financial Center, Boston, Massachusetts 02111-2621. Shareholders of each Galaxy II Fund are being asked to vote separately on the Proposal in this Proxy Statement.

         The Galaxy II Funds and the corresponding Liberty Funds into which they are proposed to be reorganized are sometimes referred to in this Proxy Statement as "Corresponding Galaxy II Funds" and "Corresponding Liberty Funds."

         Each Galaxy II Fund has previously sent its Annual Report to its shareholders. For a free copy of the Report, you may call 1-888-867-3863, or you may write to your Galaxy II Fund at the address listed on the cover of this Proxy Statement.

                              QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITIONS AND OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. PLEASE REVIEW THE FULL PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.       WHAT IS BEING PROPOSED?

The Trustees of Galaxy II are recommending that each Liberty Fund acquire the Corresponding Galaxy II Fund listed directly opposite such Liberty Fund as follows:


LIBERTY FUND                              GALAXY II FUND
LIBERTY LARGE COMPANY INDEX FUND          GALAXY II LARGE COMPANY INDEX FUND
LIBERTY U.S. TREASURY INDEX FUND          GALAXY II U.S. TREASURY INDEX FUND
LIBERTY SMALL COMPANY INDEX FUND          GALAXY II SMALL COMPANY INDEX FUND

This means that each Liberty Fund would acquire all of the assets and liabilities of each Corresponding Galaxy II Fund in exchange for shares of such Liberty Fund. The Liberty Funds are new "shell" portfolios of Liberty V which have the same investment objectives, policies, strategies and restrictions as each Corresponding Galaxy II Fund. If the Acquisition relating to your Galaxy II Fund is approved and the Acquisition is consummated, your Galaxy II Fund shares will be cancelled and you will receive shares of the Corresponding Liberty Fund with an aggregate net asset value equal to the aggregate net asset value of your Galaxy II Fund shares as of the business day before the closing of your Galaxy II Fund's Acquisition. The Acquisitions are currently scheduled to take place on or around November 4, 2002, or such other date as the parties may agree. Note that the closing of each Acquisition is not conditioned on the closing of any other Acquisition proposed in this Proxy Statement. Accordingly, in the event that the shareholders of one of the Galaxy II Funds approve their Fund's Acquisition, it is expected that the approved Acquisition will, subject to the terms of the Agreement and Plan of Reorganization, take place as described in this Proxy Statement, even if the shareholders of one or both of the other Galaxy II Funds have not approved the other Acquisition(s).

2.       WHY ARE THE ACQUISITIONS BEING PROPOSED?

Fleet Investment Advisors Inc. ("FIA"), the investment adviser to the Galaxy II Funds and the Liberty Funds, and several other investment advisory firms (the "Columbia Affiliates") are part of a larger organization known as Columbia Management Group, Inc. ("Columbia"). FIA and the Columbia Affiliates manage mutual fund portfolios that are offered by four separate fund families - the Galaxy II Funds, Galaxy Funds, Liberty Funds and Columbia Funds (collectively, the "Columbia Group Funds"). Columbia has proposed a number of reorganizations involving the Columbia Group Funds in addition to the Acquisitions described in this Proxy Statement. The Acquisitions are being proposed to realign the Galaxy II Funds under Liberty V. This realignment will permit Columbia to concentrate its distribution resources on the Liberty family of funds.

The Trustees of Galaxy II recommend approval of each Acquisition because it offers shareholders of each Galaxy II Fund an investment in a larger investment company complex (allowing the potential for more efficient operations by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base). In reviewing the Acquisitions, the Trustees also considered the following matters:

- that, based on estimated expense ratios as of March 31, 2002, shareholders of each Galaxy II Fund are expected to experience the same or slightly lower gross and net expenses; and

- that the Acquisitions are expected to be tax-free for shareholders of each Galaxy II Fund who choose to remain shareholders of the Corresponding Liberty Fund, while liquidation would be a realization event for tax purposes.

Please review "Reasons for the Acquisitions" in this Proxy Statement for more information regarding the factors considered by the Galaxy Trustees.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITIONS?

For all Galaxy II Funds the pro forma combined total annual fund operating expenses of a Liberty Fund are expected to be approximately equal to or slightly lower than Columbia's estimate of the expense ratios (as of March 31, 2002) based on annualized accruals for the Corresponding Galaxy II Fund, in certain cases after giving effect to expense reimbursements. These expense reimbursements may be modified or eliminated at any time after the first anniversary of the consummation of the Acquisitions.

For detailed information regarding pro forma and other expense information, see the Tables in Appendix B.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE GALAXY II FUNDS AND THE CORRESPONDING LIBERTY FUNDS COMPARE?

Each Corresponding Liberty Fund is a newly organized shell portfolio of Liberty V that has been specifically created for the purpose of the Acquisitions. Following the Acquisitions, each Liberty Fund will carry on the business of its Corresponding Galaxy II Fund. Each Liberty Fund will have the same investment goals, strategies, policies and limitations as its Corresponding Galaxy II Fund.

5. WHAT CLASS OF LIBERTY FUND SHARES WILL I RECEIVE IF THE ACQUISITION RELATING TO MY GALAXY II FUND OCCURS?

You will receive Class Z shares of the Corresponding Liberty Fund which are substantially the same as Shares of a Galaxy II Fund. For more information on the characteristics of the Liberty Fund shares you will receive in comparison to the shares you currently own, please see the section "Information About the Acquisitions - Shares You Will Receive" in the Proposal section of this Proxy Statement.

6.       WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITIONS?


The Acquisitions are expected to be tax-free to you for federal income tax purposes. This means that neither you nor your Galaxy II Fund is expected to recognize a gain or loss as a result of the Acquisition relating to your Galaxy II Fund.

The cost basis and holding period of your Galaxy II Fund shares are expected to carry over to your new shares in the Corresponding Liberty Fund.

                                    PROPOSAL
             ACQUISITION OF THE GALAXY II LARGE COMPANY INDEX FUND,
    GALAXY II U.S. TREASURY INDEX FUND AND GALAXY II SMALL COMPANY INDEX FUND BY THE LIBERTY V LARGE COMPANY INDEX FUND, LIBERTY V U.S. TREASURY INDEX FUND
                     AND LIBERTY V SMALL COMPANY INDEX FUND

THE PROPOSAL

         Shareholders of each Galaxy II Fund are being asked to approve the Agreement and Plan of Reorganization dated as of June 19, 2002, among Galaxy II on behalf of each Galaxy II Fund, Liberty V on behalf of the Corresponding Liberty Funds and Columbia. A form of the Agreement and Plan of Reorganization is attached as Appendix A to this Proxy Statement. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of your Galaxy II Fund by the Corresponding Liberty Fund under the Agreement and Plan of Reorganization.

INFORMATION ABOUT THE ACQUISITIONS

     General

         As proposed, each Liberty Fund will acquire the assets and liabilities of the Corresponding Galaxy II Fund. If the Acquisition is approved, your Galaxy II Fund will transfer all of its assets and liabilities to the Corresponding Liberty Fund in exchange for Class Z shares of such Liberty Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, Class Z shares received by each Galaxy II Fund will be distributed pro rata to such Galaxy II Fund's shareholders.

         Each Liberty Fund is a new "shell" fund created to acquire the assets and liabilities and continue the business of the Corresponding Galaxy II Fund. Following the Acquisitions each Liberty Fund will carry on the business of its Corresponding Galaxy II Fund. Each Corresponding Liberty Fund will have the same investment goals, strategies, policies and limitations as its Corresponding Galaxy II Fund.

         Although the Galaxy II Trustees are proposing that the Liberty Funds acquire the Corresponding Galaxy II Funds, each proposed Acquisition is not conditioned upon the approval of the other proposed Acquisition. Accordingly, in the event that the shareholders of some Galaxy II Funds approve the Acquisition but the shareholders of other Galaxy II Funds do not, it is expected that the Acquisition(s) will, subject to the terms of the Agreement and Plan of Reorganization, take place as described below.

         Shareholders who object to the Acquisition of their Galaxy II Fund by the Corresponding Liberty Fund will not be entitled under Massachusetts law or Galaxy II's Declaration of Trust to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisitions as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisitions are consummated, shareholders will be free to redeem the shares of a Corresponding Liberty Fund which they receive in the transaction at their current net asset value. In addition, you may redeem your Galaxy II Fund shares at any time prior to the consummation of the Acquisitions.

     Shares You Will Receive

         If the Acquisition of your Galaxy II Fund occurs, you will receive Class Z shares of the Corresponding Liberty Fund which are substantially the same as the Shares of your Galaxy II Fund, except for the following:

         - You will be able to exchange your Class Z shares for Class Z shares or Class A shares of any other fund sold by Liberty Funds Distributor, Inc., while your Galaxy II Fund Shares may be exchanged for Shares of another Galaxy II Fund or Trust Shares or Class Z shares of any fund sold by Liberty Funds Distributor, Inc.

         -    Minimum investment requirements differ as follows:

                                     LIBERTY FUND:                               GALAXY II FUND:
                                     CLASS Z SHARES                                   SHARES
                                     --------------                                   ------
Minimum Initial       $1,000 for trustees and certain                 $1,000 for regular accounts; $25 for
Investment            shareholders connected with Liberty Acorn       retirement plan accounts, such as
                      Trust, employees of Liberty Wanger Asset        IRA, SEP and Keogh Plan accounts and
                      Management, L.P. and their family members;      $25 for college savings accounts,
                      $1,000 for directors and certain                including Coverdell Education Savings
                      shareholders and clients (and their family      Accounts
                      members) connected with the Columbia Funds;
                      $100,000 for clients of broker-dealers or
                      investment advisers, and certain financial
                      institutions and other institutional
                      investors; no minimum for certain
                      retirement plans or accounts participating
                      in the automatic investment plan and
                      qualified accounts of financial
                      institutions, including affiliates of
                      FleetBoston.

-----------------------------------------------------------------------------------------------------------
Minimum Subsequent                        None                        $50 for regular accounts, $25 for
Investments                                                           college savings accounts, including
                                                                      Coverdell Education Savings Accounts
-----------------------------------------------------------------------------------------------------------

     Reasons for the Acquisitions

         On November 1, 2001, Fleet National Bank, which is a wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), completed its acquisition of the investment management business of Liberty Financial Companies, Inc. ("LFC"). As a result of this acquisition and subsequent organizational restructuring, FIA, the investment adviser to each Galaxy II Fund, along with FleetBoston's and LFC's other investment management operations became part of Columbia, which is an indirect wholly owned subsidiary of FleetBoston. Galaxy II and Liberty V are two of a number of mutual fund families constituting the Columbia Group Funds. Columbia has proposed a number of reorganizations involving the Columbia Group Funds in addition to the Acquisitions described in this Proxy Statement. The overall purposes of these reorganizations include consolidating and rationalizing the product offerings of the Columbia Group Funds, positioning the Columbia Group Funds for improved distribution, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.

         The Trustees of Galaxy II, including all Trustees who are not "interested persons" of Galaxy II, have determined that each Acquisition would be in the best interests of Galaxy II and that the interests of existing shareholders in each Galaxy II Fund would not be diluted as a result of the Acquisitions. The Trustees of Liberty V, including all Trustees who are not "interested persons" of Liberty V, also have determined that the Acquisitions would be in the best interests of Liberty V and that the interests of existing shareholders (if any) in each Liberty Fund would not be diluted as a result of the Acquisitions. The Trustees have unanimously approved each Acquisition and recommend that you vote in favor of the Acquisitions by approving the Agreement and Plan of Reorganization, a form of which is attached as Appendix A to this Proxy Statement.

         In proposing the Acquisitions, Columbia presented to the Trustees, at the meetings held on June 10-11, 2002 and June 17, 2002, the following reasons for the Galaxy II Funds to enter into the Acquisitions:

         - Based on estimated expense ratios as of March 31, 2002, gross and net expenses are expected to be slightly lower or remain the same for each Galaxy II Fund.

         - The realignment of the Galaxy II Funds to Liberty V will permit Columbia to concentrate its distribution resources on the Liberty family of funds. In addition, the Acquisitions offer shareholders of each Galaxy II Fund an investment in a larger investment company complex, allowing the potential for more efficient operations by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base.

     Terms of the Agreement and Plan of Reorganization

         If approved by the shareholders of each Galaxy II Fund, the Acquisitions are expected to occur on or around November 4, 2002,or such other date as the parties may agree . A form of the Agreement and Plan of Reorganization is attached as Appendix A to this Proxy Statement for your review. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization:

         - Each Galaxy II Fund will transfer all of the assets and liabilities attributable to its Shares to its Corresponding Liberty Fund in exchange for Class Z shares of the Liberty Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

         - The Acquisitions will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on November 1, 2002, or such other date and time as the parties may determine) when the assets of each Galaxy II Fund are valued for purposes of the Acquisitions.

         - The Class Z shares of the Liberty Funds received by each Corresponding Galaxy II Fund will be distributed to each Galaxy II Fund's respective shareholders pro rata in accordance with their percentage ownership of shares of such Galaxy II Fund in full liquidation of such Galaxy II Fund.

         - After the Acquisitions, each Galaxy II Fund will be terminated, and its affairs will be wound up in an orderly fashion.

         - Each Acquisition requires approval by the respective Galaxy II Fund's shareholders and satisfaction of a number of other conditions; each Acquisition may be terminated at any time with the approval of the Trustees of either Galaxy II or Liberty V.

     Federal Income Tax Consequences

         Each Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to each Galaxy II Fund and the Corresponding Liberty Fund an opinion, and the closing of each Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), for federal income tax purposes:

         - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the relevant Galaxy II Fund or the shareholders of such Galaxy II Fund as a result of the Acquisition;

         - under Section 358 of the Code, the tax basis of the Liberty Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Corresponding Galaxy II Fund shares exchanged therefor, as applicable;

         - under Section 1223(1) of the Code, your holding period for the Liberty Fund shares you receive will include the holding period for your Corresponding Galaxy II Fund shares exchanged therefor, as applicable, if you hold your shares as a capital asset;

         - under Section 1032 of the Code, no gain or loss will be recognized by the Liberty Fund as a result of the relevant Acquisition;

         - under Section 362(b) of the Code, each Liberty Fund's tax basis in the assets that such Liberty Fund receives from the relevant Galaxy II Fund will be the same as such Galaxy II Fund's basis in such assets; and

         - under Section 1223(2) of the Code, each Liberty Fund's holding period in such assets will include the relevant Galaxy II Fund's holding period in such assets.

         Each opinion is, and each confirmation letter will be, based on certain factual certifications made by officers of Galaxy II and Liberty V. No opinion or confirmation letter is a guarantee that the tax consequences of the relevant Acquisition will be as described above.

         This description of the federal income tax consequences of the Acquisitions does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws.

         Service Providers

         Adviser. Fleet Investment Advisors Inc. serves as the investment advisor to the Galaxy II Funds and will serve as investment adviser to the Corresponding Liberty Funds upon the consummation of the Acquisitions. The address of FIA is 100 Federal Street, Boston, Massachusetts 02110. FIA was established in 1984. FIA also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of June 30, 2002, FIA managed over $__ billion in assets.

         FIA is part of the larger Columbia organization, which is a wholly owned subsidiary of FleetBoston and includes several other separate legal entities. The legal entities comprising Columbia are managed by a single management team. These entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Funds.

         Underwriter. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111-2621.

         Other Service Providers for the Liberty Funds and the Galaxy II Funds. In some cases, the Liberty Funds and the Galaxy II Funds have different service providers. Upon completion of the Acquisitions, the Liberty Funds will continue to engage their existing service providers. In all cases, the types of services provided to the Funds under these service arrangements are substantially similar. Following are the names and addresses of certain service providers for the Liberty Funds and the Galaxy II Funds.

                                   LIBERTY FUNDS                         GALAXY II FUNDS
                                   -------------                         ---------------
Administrator           Colonial Management Associates, Inc.    Fleet Investment Advisors Inc.
                        One Financial Center                    100 Federal Street
                        Boston, MA 02111                        Boston, MA 02110

Sub-administrator       None                                    PFPC Inc.
                                                                4400 Computer Drive
                                                                Westborough, MA 01581-5108

                                   LIBERTY FUNDS                         GALAXY II FUNDS
                                   -------------                         ---------------
Fund Accountant         Colonial Management Associates, Inc.    Colonial Management Associates, Inc.
                        One Financial Center                    One Financial Center
                        Boston, MA 02111                        Boston, MA 02111

Transfer Agent          Liberty Funds Services, Inc.            Liberty Funds Services, Inc.
                        P.O. Box 8081                           P.O. Box 8081
                        Boston, MA 02266-8081                   Boston, MA 02266-8081

Custodian               State Street Bank & Trust Company       JPMorgan Chase Bank
                        225 Franklin Street                     270 Park Avenue
                        Boston, MA 02101                        New York, NY 10017-2070

Independent Auditors    Ernst & Young LLP                       Ernst & Young LLP
                        200 Clarendon Street                    200 Clarendon Street
                        Boston, MA 02116                        Boston, MA 02116

         Following each Acquisition, each Galaxy II Fund acquired by a Corresponding Liberty Fund will be under the supervision of the Board of Trustees of Liberty V.

         THE GALAXY II TRUSTEES UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

     Required Vote for the Proposal

         Approval of the Agreement and Plan of Reorganization dated June 19, 2002, among Galaxy II on behalf of the Galaxy II Funds, Liberty V on behalf of each Corresponding Liberty Fund, and Columbia will require the affirmative vote of a majority of the outstanding shares of each of Galaxy Fund II, voting separately with respect to the Acquisition of each such Fund, and the termination of Galaxy II contemplated by the Agreement and Plan of Reorganization must be approved by a majority of the outstanding shares of all of the portfolios of Galaxy II voting in the aggregate, including those portfolios that are not the subject of this Prospectus/Proxy. The term "majority of outstanding shares" means the lesser of (a) the holders of 67% or more of the shares of the Galaxy II Fund present at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Galaxy II Fund. A vote of the shareholders of the Liberty Funds is not needed to approve the Acquisitions.

                                     GENERAL

VOTING INFORMATION

         The Galaxy II Trustees are soliciting proxies from the shareholders of each Galaxy II Fund in connection with the Meeting, which has been called to be held at [2:00 p.m.] Eastern Time on October 18, 2002, at Galaxy's offices, One Financial Center, Boston, Massachusetts 02111-2621. The Meeting notice and this Proxy Statement are being mailed to shareholders beginning on or about August 15, 2002.

     Information About Proxies and the Conduct of the Meeting

         Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of Galaxy II or by employees or agents of its service contractors. In addition, PROXY ADVANTAGE, a division of PFPC Inc., has been engaged to assist in the solicitation of proxies, at an estimated cost of [$_______],

[$______] and [$______] to the Galaxy II Large Company Index Fund, Galaxy II U.S. Treasury Index Fund and Galaxy II Small Company Index Fund, respectively, which will be paid by Columbia as noted below.

     Voting Process

         You can vote in any one of the following ways:

         (a)      By mail, by filling out and returning the enclosed proxy card;

         (b) By phone or Internet (see enclosed proxy insert for instructions); or

         (c)      In person at the Meeting.

         Shareholders who owned shares of the Galaxy II Funds on the record date, August 2, 2002, are entitled to vote at the Meeting. For each full share of your Galaxy II Fund that you hold, you are entitled to one vote and for each fractional share you hold, you are entitled to a proportionate fractional vote. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy insert. Either owner of a joint account may sign the proxy insert, but the signer's name must exactly match the name that appears on the card.

         Costs. The estimated costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisitions will be borne by Columbia.

         Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. You can revoke your proxy at any time before it is exercised by sending a signed, written letter of revocation to the Secretary of Galaxy II, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

         Votes cast in person or by proxy at the Meeting will be counted by persons appointed by each Galaxy II Fund at the Meeting. A quorum is constituted with respect to a Galaxy II Fund by presence in person or by proxy of the holders of more than 50% of the outstanding shares of such Fund entitled to vote at the Meeting. In determining whether a quorum is present, abstentions and "broker non-votes" will be treated as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of the Proposal, these shares will have the same effect as if they cast votes against the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

         Outstanding Shares and Significant Shareholders. Appendix B to this Proxy Statement lists the total number of shares outstanding as of August 2, 2002, for the Galaxy II Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of any class of shares of each Galaxy II Fund, and contains information about the executive officers and Trustees of Galaxy II and their shareholdings in the Galaxy II Funds and Galaxy II.

         Adjournments; Other Business. In the event that a quorum is not present at the Meeting with respect to a particular Galaxy II Fund, or if a Galaxy II Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies (the "Designees"), or their substitutes, may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of such Galaxy II Fund that are present in person or by proxy when the adjournment is being voted on. If a quorum is present, the Designees will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal and the Designees will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

         At the record date for the Meeting, affiliates of Columbia owned of record approximately ______%, _____% and ______% of the outstanding shares of the Galaxy II Large Company Index Fund, Galaxy II U.S. Treasury Index Fund and Galaxy II Small Company Index Fund, respectively, as trustee or agent for their respective customers. The agreements with these affiliates of Columbia governing the accounts of beneficial owners of shares of the Galaxy II Funds generally provide the affiliates with the discretion to vote all shares held by them of record. The affiliates of Columbia have informed Galaxy II that they may vote such shares themselves in their capacity as fiduciaries and that they have engaged an independent third party to evaluate the Proposal and make a recommendation as to how to vote the shares.

         The Meeting has been called to transact any business that properly comes before it. The only business that management of each Galaxy II Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the Designees intend to vote the proxies in accordance with their judgment, unless the Secretary of Galaxy II has previously received written contrary instructions from the shareholder entitled to vote the shares.

         Shareholder Proposals at Future Meetings. Neither Galaxy II nor Liberty V holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of any Fund or either Galaxy II or Liberty V must be received by the relevant Fund in writing a reasonable time before Galaxy II or Liberty V, as the case may be, solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund, care of, as applicable, Galaxy Fund II, Attention: Secretary, or Liberty Funds Trust V, Attention: Secretary, in each case at One Financial Center, Boston, Massachusetts 02111-2621.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 19, 2002, is by and among Galaxy Fund II (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated February 22, 1990, as amended, on behalf of each of the Galaxy II Large Company Index Fund, Galaxy II U.S. Treasury Index Fund and Galaxy II Small Company Index Fund (each, an "Acquired Fund,"), each a separate series of the Trust, Liberty Funds Trust V (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated March 14, 1985, as amended, on behalf of each of the Liberty Large Company Index Fund, Liberty U.S. Treasury Index Fund and Liberty Small Company Index Fund, respectively, (each, an "Acquiring Fund"), each a separate series of the Acquiring Trust, and Columbia Management Group, Inc. ("Columbia").

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The parties hereto agree that the reorganization described in this Agreement (the "Reorganization") shall be effected separately with respect to each Acquired Fund, and that each Acquired Fund shall be subject separately to the terms and conditions of this Agreement, and that completion of the Reorganization if approved by the shareholders of one Acquired Fund shall not be conditioned upon approval or completion of the Reorganization with respect to any other Acquired Fund.

         If the Reorganization is approved by the shareholders of Shares of an Acquired Fund, the Reorganization will consist of the transfer of all of the assets of such Acquired Fund in exchange for Class Z shares of beneficial interest of its corresponding Acquiring Fund (the shares issued to an Acquired Fund by its corresponding Acquiring Fund in exchange for substantially all of the Assets of such Acquired Fund, collectively "Acquisition Shares") and the assumption by each Acquiring Fund of the liabilities of such corresponding Acquired Fund (other than certain expenses of the Reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

         In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUNDS IN EXCHANGE FOR ACQUISITION SHARES AND ASSUMPTION OF LIABILITIES AND LIQUIDATION OF ACQUIRED FUNDS.

         1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

                  (a) The Trust, on behalf of each Acquired Fund, will transfer and deliver to its corresponding Acquiring Fund, and such Acquiring Fund will acquire, all the assets of each Acquired Fund as set forth in paragraph 1.2;

                  (b) Each Acquiring Fund will assume all of its corresponding Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of the Reorganization contemplated hereby to be paid by Columbia pursuant to paragraph 9.2 shall not be assumed or paid by the corresponding Acquiring Fund; and

                  (c) Each Acquiring Fund will issue and deliver to its corresponding Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of each corresponding Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing");

         1.2 The assets of each Acquired Fund to be acquired by its corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by each Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of each Acquired Fund on the Closing Date. Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Trust's current and former Trustees and officers, acting in their capacities as such, under the Trust's Declaration of Trust and By-laws as in effect as of the date of this Agreement shall survive the Reorganization as obligations of the respective Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, its successors or assigns.

         1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders") determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by each Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the Acquiring Fund to the applicable open accounts on the share records of the corresponding Acquiring Fund in the names of the applicable Acquired Fund Shareholders and representing the respective pro rata number of

                  Acquisition Shares due such shareholders. Each corresponding Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange. The Acquisition Shares distributed pursuant to this paragraph to holders of shares of each Acquired Fund shall consist of Class Z shares of its corresponding Acquiring Fund.

         1.4 With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

         1.5 After the Closing Date, each Acquired Fund shall not conduct any business except in connection with its liquidation.

         1.6 Promptly following the liquidation of each Acquired Fund and the similar liquidation of the other portfolios of the Trust (the "Trust Liquidation"), the Trust shall file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), for an order declaring that the Trust has ceased to be an investment company; provided that, until such order is granted, the Trust shall continue to comply with all of its obligations as a registered investment company under the 1940 Act and under any and all other applicable state and federal securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). The Trust shall, promptly after the Trust Liquidation, file any final regulatory reports, including, but not limited to, any Form N-SAR and Rule 24f-2 Notice, with respect to the Acquired Fund and such other series of the Trust. All reporting and other obligations of the Trust shall remain the exclusive responsibility of the Trust up to and including the date on which the Trust is deregistered and terminated. In addition, promptly following the Trust Liquidation, the Trust shall be terminated pursuant to Article XII, Section 5 of its Declaration of Trust and shall take all other steps necessary and proper to effect its complete termination. Without limiting the generality of the foregoing,
                  (a) the affairs of the Trust shall be immediately wound up, its contracts discharged and its business liquidated; and (b) the Trustees of the Trust shall execute and the Acquiring Trust shall lodge among the records of the Trust an instrument in writing setting forth the fact of such termination.

2.       VALUATION.

         2.1 For the purpose of paragraph 1, the value of each Acquired Fund's assets to be acquired by its corresponding Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Trust and the then current prospectus or prospectuses or statement or statements of additional information of each corresponding Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), and shall be certified by an Acquired Fund.

         2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Acquiring Fund Prospectus.

3.       CLOSING AND CLOSING DATE.

         3.1 The Closing Date shall be on November 4, 2002, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

         3.2 The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to State Street Bank & Trust Company, as custodian for its corresponding Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all of each Acquired Fund's cash shall be delivered by such Acquired Fund to the Custodian for the account of its corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act, and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank & Trust Company, custodian for the [corresponding Acquiring Fund.]"

         3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of an Acquired Fund or its Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

         3.4 At the Closing, each Acquired Fund or its transfer agent shall deliver to each corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Funds owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Vice President, Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to each Acquired Fund evidence satisfactory to such Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to such Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to each Acquired Fund evidence satisfactory to such Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

         3.5 At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.       REPRESENTATIONS AND WARRANTIES.

         4.1 The Trust, on behalf of each Acquired Fund, represents and warrants the following to the Acquiring Trust and to each corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

                  (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

                  (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and each Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

                  (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which any Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

                  (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to any Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from any Acquired Fund;

                  (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against any Acquired Fund, any of their properties or assets, or any person whom an Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. No Acquired Fund knows of any facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

                  (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended March 31, 2002, of each Acquired Fund, audited by Ernst & Young LLP, copies of which have been furnished to its corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of each Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and no Acquired Fund has any known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since March 31, 2002;

                  (g) Since March 31, 2002, there has not been any material adverse change in any Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by any Acquired Fund of indebtedness, except as disclosed in writing to its corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

                  (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Funds required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Funds' knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (i) For all taxable years and all applicable quarters of such years from the date of its inception, each Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor any Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. Each Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of each Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. Each Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

                  (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, with a par value of $.001 per share, of multiple series. All issued and outstanding shares of each Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by each Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into any shares of beneficial interest of the Acquired Funds are outstanding and none will be outstanding on the Closing Date;

                  (k) Each Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to its corresponding Acquiring Fund;

                  (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of each Acquired Fund, this Agreement will constitute the valid and binding obligation of each Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

                  (m) The Acquisition Shares to be issued to an Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

                  (n) The information provided by each Acquired Fund for use in the Proxy Statement referred to in paragraph
                           5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

                  (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by any Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

                  (p) At the Closing Date, the Trust, on behalf of each Acquired Fund, will have good and marketable title to its assets to be transferred to each corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of each Acquired Fund to be transferred to its corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, each Acquiring Fund will acquire good and marketable title thereto and will acquire the

                           Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to such corresponding Acquiring Fund. As used in this Agreement, the term "Investments" shall mean each Acquired Fund's investments shown on the schedule of its investments as of March 31, 2002, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

         4.2 The Acquiring Trust, on behalf of each Acquiring Fund, represents and warrants the following to the Trust and to each Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

                  (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

                  (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and each Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

                  (c) Each Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which any Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

                  (d) At the Closing Date, each of the Acquiring Funds will have good and marketable title to its assets;

                  (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which any Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

                  (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against any Acquiring Fund, any of their properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. No Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

                  (g) No Acquiring Fund has had any operations other than in connection with its organization and the transactions contemplated by this Agreement.

                  (h) During their first fiscal year of operation and for each fiscal year thereafter, each Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company;

                  (i) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares and Class Z shares, each having the characteristics described in each Acquiring Fund Prospectus. All issued and outstanding shares of each Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable (except as set forth in each Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of each Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

                  (j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and each Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

                  (k) The Acquisition Shares to be issued and delivered to each Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class Z shares of beneficial interest in its corresponding Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

                  (l) The information provided by each Acquiring Fund for use in the Acquired Funds' proxy statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

                  (m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by any Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.       COVENANTS OF THE ACQUIRED FUNDS AND THE ACQUIRING FUND.

         The Acquiring Trust, on behalf of each Acquiring Fund, and the Trust, on behalf of each Acquired Fund, each hereby covenants and agrees with the other as follows:

         5.1 Each Acquiring Fund and each corresponding Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

         5.2 Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

         5.3 In connection with an Acquired Fund shareholders' meeting referred to in paragraph 5.2, each Acquired Fund will prepare and file a proxy statement (the "Proxy Statement") to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

         5.4 The information to be furnished by each Acquired Fund and Acquiring Fund for use in the Proxy Statement, as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

         5.5 Each Acquiring Fund will advise its corresponding Acquired Fund promptly if at any time prior to the Closing Date the assets of such corresponding Acquired Fund include any securities which such Acquiring Fund is not permitted to acquire.

         5.6 Subject to the provisions of this Agreement, each Acquired Fund and its corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

         5.7 The Acquiring Trust, on behalf of each Acquiring Fund, shall file a post-effective amendment to its Registration Statement on Form N-1A with the SEC as promptly as practicable registering each Acquiring Fund and their shares under the 1933 Act and 1940 Act, and the supplements and amendments thereto as may be required (the "Acquiring Funds' Post-Effective Amendment").

         5.8 Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS.

         The obligations of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and each Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

         6.1 The Acquiring Trust, on behalf of each Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of each Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and each Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

         6.2 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

                  (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and each Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;

                  (b) This Agreement has been duly authorized, executed and delivered on behalf of each Acquiring Fund and, assuming the Proxy Statement referred to in paragraph
                           5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Funds, is the valid and binding obligation of each corresponding Acquiring Fund enforceable against such Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

                  (c) Each Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby such Acquiring Fund will have duly assumed such liabilities;

                  (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class Z shares of beneficial interest in the corresponding Acquiring Fund, (except that shareholders of the Acquiring Fund may under certain circumstances be held personally liable for its obligations) and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

                  (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and each Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or an Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or an Acquiring Fund is a party or by which either of them is bound;

                  (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or an Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

                  (g) Except as previously disclosed, pursuant to subparagraph 4.2(f) above, such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or an Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Proxy Statement referred to in paragraph 5.3 which are not described as required;

                  (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

                  (i) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or an Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor an Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

         6.3 For the period beginning at the Closing Date and ending not less than six years thereafter, the Acquiring Trust, its successor or assigns shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current trustees and officers of the Trust, covering the actions of such trustees and officers of the Trust for the period they served as such.


7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS.

         The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by each Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

         7.1 The Trust, on behalf of each Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of each Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Funds have complied with all the covenants and agreements and satisfied all of the conditions on their part to be performed or satisfied under this Agreement at or prior to the Closing Date;

         7.2 The Acquiring Trust shall have received a favorable opinion of Drinker Biddle & Reath LLP, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

                  (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and each Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

                  (b) This Agreement has been duly authorized, executed and delivered on behalf of each Acquired Fund and, assuming the Proxy Statement referred to in paragraph
                           5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of each Acquiring Fund, is the valid and binding obligation of each Acquired Fund enforceable against each Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

                  (c) Each Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, each Acquired Fund will have duly transferred such assets to its corresponding Acquiring Fund;

                  (d) The execution and delivery of this Agreement did not, and the performance by the Trust and each Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or an Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or an Acquired Fund is a party or by which it is bound;

                  (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or an Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

                  (f) Except as previously disclosed, pursuant to subparagraph 4.1(e) above, such counsel does not know of any legal or governmental proceedings relating to the Trust or any Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Proxy Statement referred to in paragraph 5.3 which are not described as required;

                  (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

                  (h) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or any Acquired Fund or any of their properties or assets and neither the Trust nor any Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

         7.3 Prior to the Closing Date, each Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of an Acquired Fund's investment company taxable income for its taxable years ending on or after March 31, 2002, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after March 31, 2002, and on or prior to the Closing Date.

         7.4 Each Acquired Fund shall have furnished to its corresponding Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of each Acquired Fund of the securities delivered to such corresponding Acquiring Fund pursuant to this Agreement.

         7.5 The custodian of each Acquired Fund shall have delivered to its corresponding Acquiring Fund a certificate identifying all of the assets of such Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS.

         The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of holders of a majority of the shares entitled to vote that are voted at the meeting of shareholders of each of the Acquired Funds referred to in paragraph 5.2.

         8.2 On the Closing Date, no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

         8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Funds or the Acquired Funds.

         8.4 The Acquiring Trust's Post-Effective Amendment referred to in paragraph 5.7 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

                  (a) The acquisition by each Acquiring Fund of the assets of its corresponding Acquired Fund in exchange for each Acquiring Fund's assumption of the liabilities and Obligations of such Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by each Acquired Fund of such Acquisition Shares to the shareholders of such Acquired Fund in exchange for their shares of each Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and each Acquired Fund and each Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

                  (b) No gain or loss will be recognized by any Acquired Fund (i) upon the transfer of its assets to its corresponding Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition

                           Shares to the shareholders of any Acquired Fund as contemplated in paragraph 1 hereof;

                  (c) No gain or loss will be recognized by any Acquiring Fund upon the receipt of the assets of a corresponding Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

                  (d) The tax basis in the hands of each Acquiring Fund of the assets of its corresponding Acquired Fund transferred to the Acquiring Fund in the transaction will be the same as the basis of those assets in the hands of such Acquired Fund immediately prior to the transfer;

                  (e) The holding period of the assets of an Acquired Fund in the hands of its corresponding Acquiring Fund will include the period during which those assets were held by such Acquired Fund;

                  (f) The shareholders of each Acquired Fund, will recognize no gain or loss upon the exchange of all of their shares of such Acquired Fund for the Acquisition Shares;

                  (g) The tax basis of the Acquisition Shares to be received by each shareholder of an Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of such Acquired Fund surrendered in exchange therefor;

                  (h) The holding period of the Acquisition Shares to be received by the shareholders of each Acquired Fund will include the period during which the shares of such Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

                  (i) Each Acquiring Fund will succeed to and take into account the items of its corresponding Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

         8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of any Acquired Fund and any Acquiring Fund.

         8.7 The Trust and Acquiring Trust shall have received any necessary exemptive relief from the Securities and Exchange Commission with respect to Section 17(a) of the 1940 Act.

9.       BROKERAGE FEES AND EXPENSES.

         9.1 The Trust, on behalf of each Acquired Fund, and the Acquiring Trust, on behalf of each Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         9.2 The Acquiring Trust, on behalf of each Acquiring Fund, shall pay all fees paid to governmental authorities for the registration or qualification of the Acquisition Shares. All of the other out-of-pocket expenses of the transactions contemplated by this Agreement shall be borne as follows: (a) as to expenses allocable to the Trust, on behalf of an Acquired Fund, one hundred percent (100%) of such expenses shall be borne by Columbia; and (b) as to expenses allocable to the Acquiring Trust, (other than fees paid to governmental authorities for the registration and qualification of the Acquisition Shares) on behalf of each Acquiring Fund, one hundred percent (100%) of such expenses shall be borne by Columbia.

10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

         10.1 The Trust, on behalf of each Acquired Fund, and the Acquiring Trust, on behalf of each Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 6.3, 9, 10, 13 and 14.

11.      TERMINATION.

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Trust. In addition, either the Acquiring Trust or the Trust may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date; or

                  (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

                  (c) If the transactions contemplated by this Agreement have not been substantially completed by [December 31], 2002, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.

         11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.      AMENDMENTS.

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Funds and the Acquiring Trust on behalf of the Acquiring Funds; provided, however, that following the shareholders' meeting called by the Acquired Funds pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Funds under this Agreement to the detriment of such shareholders without their further approval.

13.      NOTICES.

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Galaxy Fund II, One Financial Center, Boston, Massachusetts 02111, with copies to W. Bruce McConnel, Esq., Drinker Biddle & Reath LLP, One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103, or to Liberty Funds Trust V, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

         14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

         14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         14.5 A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Funds and the Acquiring Funds.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


                                         GALAXY FUND II
                                         on behalf of each of the Galaxy II
                                         Large Company Index Fund, Galaxy II
                                         U.S. Treasury Index Fund and Galaxy II
                                         U.S. Small Company Index Fund


                                         By:
                                            -----------------------------------

                                         Name:
                                               --------------------------------

                                         Title:
                                               --------------------------------


ATTEST:


-------------------------------------

Name:
      -------------------------------

Title:
      -------------------------------

                                         LIBERTY FUNDS TRUST V
                                         on behalf of each of the Liberty Large
                                         Company Index Fund, Liberty U.S.
                                         Treasury Index Fund and Liberty Small
                                         Company Index Fund


                                         By:
                                            -----------------------------------

                                         Name:
                                               --------------------------------

                                         Title:
                                               --------------------------------


ATTEST:


-------------------------------------

Name:
      -------------------------------

Title:
      -------------------------------


                                         Solely for purposes of Paragraph 9.2 of
                                         the Agreement

                                         COLUMBIA MANAGEMENT GROUP, INC.


                                         By:
                                            -----------------------------------

                                         Name:
                                               --------------------------------

                                         Title:
                                               --------------------------------


ATTEST:


-------------------------------------

Name:
      -------------------------------

Title:
      -------------------------------

                                                                      APPENDIX B

                                   FEE TABLES

The following tables allow you to compare the sales charges and management fees and expenses of each Galaxy II Fund with those expected to be applicable to the Corresponding Liberty Fund in the first year following the Acquisitions. As part of the Acquisitions, shareholders of the Galaxy II will receive Class Z shares. Total annual fund operating expenses are paid by each Fund. They include management fees and administrative costs, including pricing and custody services.

The total annual fund operating expenses shown in the tables below represent expenses for each Galaxy II Fund for its last fiscal year (ended March 31, 2002) and those expected to be incurred by the combined funds, on a pro forma basis (after giving effect to the Acquisitions and based on pro forma combined net assets as of March 31, 2002). The pro forma combined total annual fund operating expenses (after fee waivers) of the Corresponding Liberty Fund for the Galaxy II U.S. Treasury Index Fund (as of March 31, 2002) may be higher than the expenses incurred by the Galaxy II Fund for its fiscal year ended March 31, 2002 based on historical numbers. However, for all Galaxy II Funds the pro forma combined total fund operating expense of a Liberty Fund are expected to be approximately equal to or slightly lower than Columbia's estimate of the expense ratios (as of March 31, 2002) based on annualized accruals for the Corresponding Galaxy II Fund, in certain cases after giving effect to expense reimbursements. These expense reimbursements may be modified or eliminated at any time after the first anniversary of the Consummation of the Acquisitions.

SHAREHOLDER FEES
(paid directly from your investment)

                                                GALAXY II LARGE COMPANY    CORRESPONDING LIBERTY FUND
                                                     INDEX FUND(1)          (PRO FORMA COMBINED)(1)
                                                     -------------          -----------------------

                                                        SHARES                      CLASS Z

Maximum sales charge (load)
on purchases (%)
(as a percentage of the offering price)                  None                        None
-----------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
on redemptions (%)
(as a percentage of the lesser of
purchase price or redemption price)                      None                        None
-----------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed,
 if applicable)                                           (2)                         (2)

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                GALAXY II LARGE COMPANY    CORRESPONDING LIBERTY FUND
                                                      INDEX FUND              (PRO FORMA COMBINED)
                                                      ----------              --------------------
                                                        SHARES                      CLASS Z
Management fee  (%)                                      0.10                        0.10
-----------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees  (%)               None                        None
-----------------------------------------------------------------------------------------------------
Other expenses (%)                                      0.40(3)                     0.40(4)
-----------------------------------------------------------------------------------------------------
Total annual fund operating expenses  (%)               0.50(5)                     0.50(5)

(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2) There is a $7.50 charge for wiring sale proceeds to your bank.

(3) The Galaxy II Large Company Index Fund's sub-administrator has agreed to reimburse 0.01% of certain expenses so that other expenses are expected to be 0.39%.

(4) The Corresponding Liberty Fund's advisor and/or its affiliates have agreed to reimburse 0.01% of other expenses for a period of one-year following the reorganization. Other expenses (after reimbursements) would be 0.39% for Class Z shares of the Corresponding Liberty Fund.

(5) As a result of expense reimbursements, total annual fund operating expenses are expected to be less than the amounts shown above. Total annual fund operating expenses (after reimbursements) would be:

    Galaxy II Large Company Index Fund...  0.49%
    Corresponding Liberty Fund...........  0.49%

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Galaxy II Large Company Index Fund with the cost of investing in the Corresponding Liberty Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        The Fund's operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                                       1 YEAR   3 YEARS    5 YEARS  10 YEARS
GALAXY II LARGE COMPANY INDEX FUND
----------------------------------------------------------------------------
Shares                                  $ 51      $160      $280      $628
----------------------------------------------------------------------------

CORRESPONDING LIBERTY FUND
(PRO FORMA COMBINED)
----------------------------------------------------------------------------
Class Z                                 $ 51      $160      $280      $628
----------------------------------------------------------------------------

SHAREHOLDER FEES
(paid directly from your investment)

                                              GALAXY II U.S. TREASURY       CORRESPONDING LIBERTY FUND
                                                    INDEX FUND(1)             (PRO FORMA COMBINED)(1)
                                                    -------------             -----------------------

                                                       SHARES                         CLASS Z
Maximum sales charge (load)
on purchases (%)
(as a percentage of the offering price)                 None                            None
------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
on redemptions (%)
(as a percentage of the lesser of
purchase price or redemption price)                     None                            None
------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed,
 if applicable)                                          (2)                            (2)

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                              GALAXY II U.S. TREASURY       CORRESPONDING LIBERTY FUND
                                                     INDEX FUND                (PRO FORMA COMBINED)
                                                     ----------               -----------------------
                                                       SHARES                         CLASS Z
Management fee  (%)                                     0.10                             0.10
------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees  (%)              None                             None
------------------------------------------------------------------------------------------------------
Other expenses (%)                                      0.33(3)                          0.33(4)
------------------------------------------------------------------------------------------------------
Total annual fund operating expenses  (%)               0.43(5)                          0.43(5)

----------------
(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2) There is a $7.50 charge for wiring sale proceeds to your bank.

(3) The Galaxy II U.S. Treasury Index Fund's administrator has agreed to reimburse 0.01% of certain expenses so that other expenses are expected to be 0.32%.

(4) The Corresponding Liberty Fund's adviser and/or its affiliates have agreed to reimburse 0.01% of other expenses for a period of one-year following the reorganization. Other expenses (after reimbursements) would be 0.32% for Class Z shares of the Corresponding Liberty Fund.

(5) As a result of expense reimbursements, total annual fund operating expenses are expected to be less than the amounts shown above. Total annual fund operating expenses (after reimbursements) would be:

    Galaxy II U.S. Treasury Index Fund...  0.42%
    Corresponding Liberty Fund...........  0.42%

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Galaxy II U.S. Treasury Index Fund with the cost of investing in the Corresponding Liberty Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        The Fund's operating expenses remain the same

         -        Reinvestment of all dividends and distributions


                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
GALAXY II U.S. TREASURY INDEX FUND
----------------------------------------------------------------------------
Shares                                  $44       $138      $241      $542
----------------------------------------------------------------------------

CORRESPONDING LIBERTY FUND
(PRO FORMA COMBINED)
----------------------------------------------------------------------------
Class Z                                 $44       $138      $241      $542
----------------------------------------------------------------------------

SHAREHOLDER FEES
(paid directly from your investment)

                                                GALAXY II SMALL COMPANY   CORRESPONDING LIBERTY FUND
                                                      INDEX FUND(1)         (PRO FORMA COMBINED)(1)
                                                      -------------         -----------------------

                                                         SHARES                     CLASS Z
Maximum sales charge (load)
on purchases (%)
(as a percentage of the offering price)                   None                       None
----------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
on redemptions (%)
(as a percentage of the lesser of
purchase price or redemption price)                       None                       None
----------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed,
 if applicable)                                           (2)                         (2)

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                GALAXY II SMALL COMPANY   CORRESPONDING LIBERTY FUND
                                                       INDEX FUND            (PRO FORMA COMBINED)
                                                       ----------            --------------------
                                                         SHARES                     CLASS Z
Management fee  (%)                                       0.10                       0.10
----------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees  (%)                None                       None
----------------------------------------------------------------------------------------------------
Other expenses (%)                                        0.31                       0.31
----------------------------------------------------------------------------------------------------
Total annual fund operating expenses  (%)                 0.41                       0.41

-----------------
(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2) There is a $7.50 charge for wiring sale proceeds to your bank.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Galaxy II Small Company Index Fund with the cost of investing in the Corresponding Liberty Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        The Fund's operating expenses remain the same

         -        Reinvestment of all dividends and distributions


                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
GALAXY II SMALL COMPANY INDEX FUND
----------------------------------------------------------------------------
Shares                                  $42       $132      $230      $518
----------------------------------------------------------------------------

CORRESPONDING LIBERTY FUND
(PRO FORMA COMBINED)
----------------------------------------------------------------------------
Class Z                                 $42       $132      $230      $518
----------------------------------------------------------------------------

                                                                      APPENDIX C

                                FUND INFORMATION

SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE GALAXY II LARGE COMPANY INDEX FUND, GALAXY II U.S. TREASURY INDEX FUND AND GALAXY II SMALL COMPANY INDEX FUND

         Only the shareholders of record of each Galaxy II Fund at the close of business on August 2, 2002, will be entitled to vote at the Meeting. On that date, the number of shares outstanding of each Galaxy II Fund was as follows:

                                                                                   NUMBER OF SHARES
                                                                                   OUTSTANDING AND
FUND                                                                     CLASS     ENTITLED TO VOTE
----                                                                     -----     ----------------
Galaxy II Large Company Index Fund..................................    Shares



Galaxy II U.S. Treasury Index Fund..................................    Shares



Galaxy II Small Company Index Fund..................................    Shares

OWNERSHIP OF SHARES

         As of August 2, 2002, Galaxy II believes that its Trustees and officers, as a group, owned less than one percent of each Galaxy II Fund and of Galaxy II as a whole. As of August 2, 2002, the following shareholders of record owned 5% or more of the outstanding shares of the noted Galaxy II Fund:

                                                                                 NUMBER OF
                                                                                OUTSTANDING
                                                                                   SHARES       PERCENTAGE OF
FUND AND CLASS                               NAME AND ADDRESS OF SHAREHOLDER        OWNED         FUND OWNED
--------------                               -------------------------------        -----         ----------
GALAXY II LARGE COMPANY INDEX FUND


    Shares ..............................

GALAXY II U.S. TREASURY INDEX FUND


    Shares ..............................

GALAXY II SMALL COMPANY INDEX FUND


    Shares ..............................

The percentage of the Galaxy II Fund that would be owned by the shareholders named above is expected to remain the same since the Corresponding Liberty Fund will not commence operations until the date of the Acquisition.

                              PLEASE VOTE PROMPTLY

                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of Joseph R. Palombo, Jean S. Loewenberg, Joseph T. Turo, Russell L. Kane, and Vincent P. Pietropaolo proxies of the signers, with power of substitution, to vote at the Special Meeting of Shareholders to be held at the offices of Galaxy Fund II, One Financial Center, Boston, Massachusetts, on Friday, October 18, 2002, and at any adjournments, as specified herein and in accordance with their best judgement on any other business that may properly come before this meeting. The Proxies will cast votes according to the number of shares of your Galaxy II Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the attached card, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED AUGUST __, 2002.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

GALAXY II LOGO

                                             GALAXY II LARGE COMPANY INDEX FUND

Please be sure to sign and
date this proxy.                             Date
                                                  -----------------

------------------------------               --------------------------------
Shareholder sign here                        Co-owner sign here


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR PROPOSAL 1 LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:


1.  Proposal to (1) approve the Agreement and         FOR    AGAINST   ABSTAIN
    Plan of Reorganization with respect to the
    acquisition of the Galaxy II Large Company        [ ]      [ ]      [ ]
    Index Fund by the Liberty Large Company
    Index Fund and (2) the deregistration of Galaxy Fund II as an investment company under the Investment Company Act of 1940, as amended, and Galaxy Fund II's termination as a Massachusetts business trust under
    Massachusetts law. (Item 1 of the Notice)

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT           [ ]

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person

DETACH CARD                                               DETACH CARD

                       VOTE YOUR PROXY -- ELECTRONICALLY!

The enclosed proxy statement provides details on important issues affecting your Fund. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS.

You can vote your proxies over the Internet or by telephone. Both ways are easy and confidential!

A REMINDER -- if you vote by Internet or telephone, you should NOT mail your proxy card.

INTERNET VOTING:

         -        Read the proxy statement.

         -        With your proxy card available, go to www.galaxyfunds.com.

         - Log on to the shareholder site. Click on the proxy link and follow the instructions provided.

TELEPHONE VOTING:

         -        Read the proxy statement.

         - With your proxy card available, call [1-877-779-8683] (toll free).

         - When prompted, enter the voter control number located in the upper left corner of your proxy card.

         -        Follow the instructions provided.

Internet and telephone voting are available 24 hours a day, seven days a week.

If you have questions regarding the meeting agenda and the execution of proxies, call one of our representatives at [866-274-6822] (toll free) from 9:00 am to 11:00 pm (Eastern time) Monday through Friday, and Saturdays from 12:00 pm to 6:00 pm (Eastern time).

                              [GALAXY II LOGO HERE]

                              PLEASE VOTE PROMPTLY

                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of Joseph R. Palombo, Jean S. Loewenberg, Joseph T. Turo, Russell L. Kane, and Vincent P. Pietropaolo proxies of the signers, with power of substitution, to vote at the Special Meeting of Shareholders to be held at the offices of Galaxy Fund II, One Financial Center, Boston, Massachusetts, on Friday, October 18, 2002, and at any adjournments, as specified herein and in accordance with their best judgement on any other business that may properly come before this meeting. The Proxies will cast votes according to the number of shares of your Galaxy II Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the attached card, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED AUGUST __, 2002.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

GALAXY II LOGO

                                    GALAXY II U.S. TREASURY INDEX FUND

Please be sure to sign and
date this proxy.                        Date
                                             ---------------------

-------------------------------         ----------------------------------
Shareholder sign here                   Co-owner sign here


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR PROPOSAL 1 LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:


1.  Proposal to (1) approve the Agreement and        FOR     AGAINST    ABSTAIN
    Plan of Reorganization with respect to the
    acquisition of the Galaxy II U.S. Treasury       [ ]      [ ]        [ ]
    Index Fund by the Liberty U.S. Treasury
    Index Fund and (2) the deregistration of Galaxy Fund II as an investment company under the Investment Company Act of 1940, as amended, and Galaxy Fund II's termination as a Massachusetts business trust under
    Massachusetts law. (Item 1 of the Notice)

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT           [ ]


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person

DETACH CARD                                     DETACH CARD

                       VOTE YOUR PROXY -- ELECTRONICALLY!

The enclosed proxy statement provides details on important issues affecting your Fund. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS.

You can vote your proxies over the Internet or by telephone. Both ways are easy and confidential!

A REMINDER -- if you vote by Internet or telephone, you should NOT mail your proxy card.

INTERNET VOTING:

         -        Read the proxy statement.

         -        With your proxy card available, go to www.galaxyfunds.com.

         - Log on to the shareholder site. Click on the proxy link and follow the instructions provided.

TELEPHONE VOTING:

         -        Read the proxy statement.

         - With your proxy card available, call [1-877-779-8683] (toll free).

         - When prompted, enter the voter control number located in the upper left corner of your proxy card.

         -        Follow the instructions provided.

Internet and telephone voting are available 24 hours a day, seven days a week.

If you have questions regarding the meeting agenda and the execution of proxies, call one of our representatives at [866-274-6822] (toll free) from 9:00 am to 11:00 pm (Eastern time) Monday through Friday, and Saturdays from 12:00 pm to 6:00 pm (Eastern time).

                              [GALAXY II LOGO HERE]

                              PLEASE VOTE PROMPTLY

                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of Joseph R. Palombo, Jean S. Loewenberg, Joseph T. Turo, Russell L. Kane, and Vincent P. Pietropaolo proxies of the signers, with power of substitution, to vote at the Special Meeting of Shareholders to be held at the offices of Galaxy Fund II, One Financial Center, Boston, Massachusetts, on Friday, October 18, 2002, and at any adjournments, as specified herein and in accordance with their best judgement on any other business that may properly come before this meeting. The Proxies will cast votes according to the number of shares of your Galaxy II Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the attached card, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED AUGUST __, 2002.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

GALAXY II LOGO

                       GALAXY II SMALL COMPANY INDEX FUND

Please be sure to sign and
date this proxy.                          Date
                                               --------------------

--------------------------------          ---------------------------------
Shareholder sign here                     Co-owner sign here


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR PROPOSAL 1 LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:


1.   Proposal to (1) approve the Agreement and        FOR    AGAINST    ABSTAIN
     Plan of Reorganization with respect to the
     acquisition of the Galaxy II Small Company       [ ]      [ ]        [ ]
     Index Fund by the Liberty Small Company
     Index Fund and (2) the deregistration of Galaxy Fund II as an investment company under the Investment Company Act of 1940, as amended, and Galaxy Fund II's termination as a Massachusetts business trust under
     Massachusetts law. (Item 1 of the Notice)

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT         [ ]


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person

DETACH CARD                                      DETACH CARD

                       VOTE YOUR PROXY -- ELECTRONICALLY!

The enclosed proxy statement provides details on important issues affecting your Fund. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS.

You can vote your proxies over the Internet or by telephone. Both ways are easy and confidential!

A REMINDER -- if you vote by Internet or telephone, you should NOT mail your proxy card.

INTERNET VOTING:

         -        Read the proxy statement.

         -        With your proxy card available, go to www.galaxyfunds.com.

         - Log on to the shareholder site. Click on the proxy link and follow the instructions provided.

TELEPHONE VOTING:

         -        Read the proxy statement.

         - With your proxy card available, call [1-877-779-8683] (toll free).

         - When prompted, enter the voter control number located in the upper left corner of your proxy card.

         -        Follow the instructions provided.

Internet and telephone voting are available 24 hours a day, seven days a week.

If you have questions regarding the meeting agenda and the execution of proxies, call one of our representatives at [866-274-6822] (toll free) from 9:00 am to 11:00 pm (Eastern time) Monday through Friday, and Saturdays from 12:00 pm to 6:00 pm (Eastern time).

                              [GALAXY II LOGO HERE]